Mosaic Income Trust

High Yield Fund
Government Fund

Annual Report
March 31, 1997

Mosaic Income Trust
Management's Discussion of Fund Performance
May 15, 1997

Dear Shareholder,

The fiscal year ended March 31, 1997 was yet another volatile year in the U.S. fixed income markets. The most commonly quoted bond market bell wether, the 30 year Treasury Bond, began the fiscal year at a yield of 6.64% and ended the year at a yield of 7.10% for a net increase in its rate, point to point, of 46 basis points. This relatively modest increase by historical standards masks a much larger and erratic trading pattern which prevailed during this period. At one point, the 30 year Treasury's yield approached 7.25% on an intra-day basis, and fell to as low as 6.35% during last summer. This range of about 90 basis points in yield (and about 11% in price terms) is in sharp contrast to the relative quiet observed in very short-term instruments. Yields on the government's 91 day Treasury Bill moved in only a 40 basis point range -- less than half of the yield volatility witnessed in the longer maturity bond.

The lack of movement in short-term interest rates was largely due to the absence of the Federal Reserve from the interest rate markets during the year. It was not until late in March of 1997 that the Fed reacted to buoyant economic conditions and perceived inflation pressures by raising the Fed Funds rate by 25 basis points to 5.50%. Despite the Fed's absence, longer maturity securities reacted sharply to the ebb and flow of economic news, mainly evidenced by growing employment, a lower unemployment rate, and signs of accelerating wages. Indeed, as the year progressed, the U.S. unemployment rate fell from 5.6% in March of 1996 to 5.2% in March of 1997 as an average of 225,000 non-farm jobs were added monthly. Average hourly earnings, a widely watched gauge of labor costs, rose 4% for the year ended March 31, up from the 3% readings of a year ago.

During the fiscal year ended March 31, 1997, the Government Fund returned 2.29%. This return represents the net of the $0.4983 of income dividends paid during the period and a $0.27 decline in the fund's net asset value per share due to the price erosion caused by rising interest rates. As the fiscal year began, the fund was positioned at a somewhat longer average maturity to take advantage of falling interest rates. When it became apparent that rates were not poised to fall as expected, the average maturity was reduced, beginning at mid-year, to minimize the price erosion caused by rising interest rates. More "yield-oriented" securities were introduced into the fund to enhance its income-earning power, including debentures issued by the Federal National Mortgage Association ("Fannie Mae") and mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As a result of these strategies, the 30-day yield of the Government Fund increased from 4.62% at the outset of the year to 5.88% at year's end.

A robust economy and resulting strong corporate profitability and balance sheet enhancement led the high yield market to another year of strong invesment results.
For the fiscal year ended March 31, 1997, the High Yield
Fund (formerly known as GIT Maximum Income Portfolio) generated a total return of 6.1%. Over the past several months we have been working to gently restructure the portfolio to increase the overall quality of the portfolio, while maintaining an attractive yield. Although the High
Yield Fund remains well diversified along economic sectors, we have emphasized media and consumer companies. Some new issues we have added over the past few months include
American Standard, Digital Equipment, Federated Department
Stores, Owens-Illinois and Westinghouse.

Looking ahead, the issues of a strong economy and tight labor markets will continue to be foremost in investor's minds as they gauge the Fed's future intentions. For many reasons, however, we doubt that this course of monetary tightening will be as severe as the 1994-1995 experience, when short-term interest rates effectively doubled before the Fed was finished. First, we begin this tightening with interest rates at a much higher level than the 3% Fed Funds rate of early 1994. Second, by most measures other than wages, inflation has remained remarkably tame, and will likely continue to surprise on the weak side. And finally, with market interest rates already providing an historically big "cushion" against future inflation, so-called "real yields" are quite attractive at today's levels. Given this generally favorable backdrop of good value and potentially improving fundamentals, we are optimistic on the prospects for the Income Trust funds in the period ahead. We appreciate your confidence in the Mosaic Income Trust (formerly known as GIT Income Trust), and pledge our diligence in meeting the challenges of the year ahead.

                            Sincerely,

                            (signature)

                            Christopher C. Berberet, CFA
                            Vice President

                            (signature)

                            Jay R. Sekelsky, CFA
                            Vice President

Comparison in Changes in the Value of a $10,000 Investment

Depicted herein is a line graph comparing the performance of the High Yield Fund with the Lehman Aggregate Bond Index and the Lehman High Yield Corporate Bond Index and a line graph comparing the performance of the Government Fund with the Lehman Aggregrate Bond Index. The comparison, in tabular format, is as follows:

            Lehman Aggregate Lehman High Yield     Government High Yield
            Bond Index       Composite Bond Index  Fund       Fund
3/31/87     $10,000          $10,000               $10,000    $10,000
3/31/88      10,488           10,352                10,147      9,694
3/31/89      11,029           11,165                10,674     10,381
3/31/90      12,391           10,942                11,504     10,249
3/31/91      13,991           12,142                12,720     10,855
3/31/92      15,585           15,792                13,844     12,818
3/31/93      17,657           18,055                15,777     14,444
3/31/94      18,076           20,330                16,085     15,295
3/31/95      18,978           20,905                16,514     15,869
3/31/96      21,024           23,930                17,598     17,824
3/31/97      22,056           26,475                18,001     18,904

Average Annual Total Return
High Yield Fund, 1 year - 6.06%, 5 years - 8.08%, 10 years - 6.57% Government Fund, 1 year - 2.29%, 5 years - 5.39%, 10 years - 6.05%

Past performance is not predictive of future performance.
INSERT CHART AND DATA

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders, High Yield Fund
(formerly known as Maximum Income Portfolio) and Government
Fund, Mosaic Income Trust (formerly known as GIT Income
Trust):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Income Trust (comprised of the High Yield and Government Funds), as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Mosaic Income Trust at March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

(signature)
Ernst & Young


Washington, DC
May 2, 1997

High Yield Fund
Portfolio of Investments  - March 31, 1997

Credit Rating*                    Principal
Moody's S&P                       Amount     Value

CORPORATE DEBT SECURITIES: 88.0% of Net Assets

CABLE TELEVISION: 9.2%
B2   B     Cablevision Systems Corporation,
           Senior Subordinated Debentures,
           9.875%, 2/15/13        $200,000   $190,000
Ba1  BBB-  TCI Communications Inc., Senior
           Notes, 8%, 8/1/05       200,000    194,874
B1   BB    Viacom, Inc., Subordinate
           Debentures, 8%, 7/7/06  200,000    186,000

CHEMICALS: 3.2%
B3   B     Harris Chemical North America,
           Senior Subordinate Notes,
           10.75%, 10/15/03        200,000    198,000

COMPUTERS: 2.4%
Ba1  BB+   Digital Equipment Corporation, Debentures,
           8.625%, 11/1/12         150,000    147,487

CONSUMER PRODUCTS: 1.7%
B3   B-    Revlon Consumer Products, Senior Subordinate
           Notes, 10.5%, 2/15/03   100,000    105,500

FINANCIAL SERVICES: 1.7%
B3   B-    UCC Investors, Senior Subordinate
           Notes, 11%, 5/1/03      100,000    106,000

FOREST AND PAPER PRODUCTS: 7.3%
B1   B+    Container Corporation, 9.75%,
           4/1/03                  100,000    104,000
B2   B     Fort Howard Corporation, Senior Subordinated
           Notes, 9%, 2/1/06       250,000    252,500
B1   BB-   Stone Container, 1st Mortgage
           Notes, 10.75%, 10/1/02  100,000     98,000

HOMEBUILDING: 3.2%
Ba3  B+    Continental Homes Holding Corporation,
           10%, 4/15/06            100,000    103,500
B2   B     NVR Inc., Senior Notes, 11%,
           4/15/03                 100,000    106,250

HOSPITAL MANAGEMENT: 3.4%
Ba3  B+    Tenet Healthcare Corporation, Senior Subordinated
           Notes, 10.125%, 3/1/05  200,000    214,000

HOTELS: 2.4%
Ba2  BB    Prime Hospitality Corporation, 1st Mortgage,
           9.25%, 1/15/06          150,000    152,625

INDUSTRIAL: 3.2%
Ba1  BB    Westinghouse Electric Corporation, Debentures,
           8.625%, 8/1/12          200,000    200,400

MANUFACTURING: 8.9%
B1   B+    American Standard Co., Senior Subordinate Notes,
           9.875%, 6/1/01          200,000    208,000
B1   NR    Exide Corporation, Senior Notes, 10%,
           4/15/05                 100,000    100,000
B2   B+    Owens-Illinois Inc., Senior Subordinate Notes,
           9.75%, 8/15/04          200,000    210,000
Ba3  BB-   Shuller International Group, Senior Notes,
           10.875%, 12/15/04        35,000     37,975

OIL & GAS: 9.9%
Ba3  BB    Clark Oil & Refining Corporation, Senior Notes,
           9.5%, 9/15/04           200,000    203,500
Ba1  BB    Oryx Energy Co., Notes, 8.125%,
           10/15/05                200,000    199,548
B2   BB-   TransTexas Gas Group, Senior Notes, 11.5%,
           6/15/02                 200,000    219,000

RADIO & TV BROADCASTING: 7.6%
B3   B-    Chancellor Radio Co., Senior Subordinated Notes,
           12.5%, 10/1/04          188,000    206,800
B3   B-    SFX Broadcasting, Inc., Senior Subordinated
           Notes, 11.375%, 10/1/00 250,000    266,875

RETAIL-FOOD: 8.3%
B3   B-    Bruno's, Inc., Senior Subordinated Notes, 10.5%,
           8/1/05                  100,000    101,500
B3   B-    Smith's Food & Drug Centers, Senior Subordinate
           Notes, 11.25%, 5/15/07  200,000    219,000
Caa  NR    Super Markets General Holding Co., Subordinated
           Notes, 11.625%, 6/15/02 200,000    199,500

RETAIL-DEPARTMENT STORES: 3.3%
Ba1  BB-   Federated Department Stores, Senior Notes,
           8.5%, 6/15/03           200,000    206,570

RETAIL-SPECIALTY STORES: 2.1%
Ba2  BB-   Michael's Stores, Senior Notes,
           10.875%, 6/15/06        131,000    134,030

TELECOMMUNICATIONS: 6.9%
Caa	CCC+	CAI Wireless Systems, Inc., Senior
          Notes, 12.25%, 9/15/02   256,000    122,880
B3   B-   Mobile Telecommunication Technologies
          Corporation, Senior
          Notes, 13.5%, 12/15/02   100,000     94,000
B2   B+   Sprint Spectrum, L.P., Senior Notes,
          11%, 8/15/06             200,000    212,000

TEXTILES-APPAREL: 3.2%
B2   B+   WestPoint Stevens, Inc., Senior
          Subordinate Debentures, 9.375%,
          12/15/05                 200,000    200,000

TOTAL CORPORATE DEBT SECURITIES
 (Cost $5,621,422)                          5,500,314

REPURCHASE AGREEMENT: 5.3% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation
issued 3/31/97 at 6.25%, due 4/1/97 collaterized by $342,998 in United States Treasury Notes due 7/31/97.  Total proceeds
at maturity are $333,058. (Cost $333,000)     333,000

TOTAL INVESTMENTS (Cost $5,954,422)+      $ 5,833,314

Government Fund
Portfolio of Investments - March 31, 1997

Credit Rating*                    Principal
Moody's S&P                       Amount     Value

U.S. GOVERNMENT OBLIGATIONS: 83.8% of Net Assets

Aaa	AAA  United States Treasury Bonds,
          6.875%, 8/15/25       $ 750,000    $ 720,705
Aaa  AAA  United States Treasury Notes,
          6.75%, 5/31/97          900,000      901,404
Aaa  AAA  United States Treasury Notes,
          7.125%, 2/29/00         600,000      608,064
Aaa  AAA  United States Treasury Notes,
          7.75%, 2/15/01          700,000      724,388
Aaa  AAA  United States Treasury Notes,
          6.5%, 8/15/05           675,000      656,329
Aaa  AAA  United States Treasury Notes,
          5.875%, 11/15/05        775,000      721,843
Aaa  AAA  United States Treasury Notes,
          5.625%, 2/15/06         250,000      228,360
Aaa  AAA  United States Treasury Notes,
          6.5%, 10/15/06          300,000      290,673

TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $5,050,806)                          4,851,766

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.7% of Net Assets

Aaa  AAA  Federal Home Loan Mortgage Corporation Mortgage
          Pool, 6.5%, 3/1/09      382,263      370,504
Aaa  AAA  Federal National Mortgage Association, 6.65%,
          3/8/06                  325,000      307,886

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $686,956)                              678,390

REPURCHASE AGREEMENT: 3.3% of Net Assets

With Donaldson, Lufkin & Jenrette Securities Corporation
issued 3/31/97 at 6.25%, due 4/1/97, collateralized by
$194,674 in United States Treasury Notes due 7/31/97.
Proceeds at maturity are $189,033.
   (Cost $189,000)                             189,000

TOTAL INVESTMENTS (Cost $5,926,762)+       $ 5,719,156

Notes to Portfolios of Investments:

*	Unaudited
+ 	Aggregate cost for federal income tax purposes and net
unrealized depreciation of investments as follows:

                              High Yield     Government
                              Fund           Fund

Aggregate cost                $ 5,954,422    $ 5,926,762
Gross unrealized appreciation	$    69,036    $    32,778
Gross unrealized depreciation    (190,144)      (240,384)
Net unrealized depreciation   $  (121,108)   $  (207,606)

Moody's	Moody's Investors Services, Inc.
S&P	Standard & Poor's Corporation

The Notes to Financial Statements are an integral part of these statements.

Statements of Assets and Liabilities
March 31, 1997

                              High Yield    Government
                              Fund          Fund

ASSETS
Investments, at cost          $5,954,422    $5,926,762
Investments, at value (Notes 1 and 2)
Investment securities         $5,500,314    $5,530,156
Repurchase agreement             333,000       189,000
Total investments              5,833,314     5,719,156
Cash                                  51           230
Receivables
Investment securities sold       262,500            --
Interest                         169,913        74,179
Share subscriptions receivable     2,000         6,250
Total Assets                   6,267,778     5,799,815
LIABILITIES
Payables
Capital shares redeemed            3,488            --
Dividends                          7,265         1,869
Shares reserved for subscription   2,000         6,250
Other liabilities                  1,164            71
Total liabilities                 13,917         8,190

NET ASSETS (Note 5)           $6,253,861    $5,791,625
CAPITAL SHARES OUTSTANDING       892,213       613,881
NET ASSET VALUE PER SHARE       $  7.009      $  9.434

Statements of Operations
For the Year Ended March 31, 1997

                              High Yield    Government
                              Fund          Fund

INVESTMENT INCOME (Note 1)
Interest income               $ 611,764     $ 412,214
Other income                      4,024            --
Total investment income         615,788       412,214

EXPENSES (Notes 2 and 3)
Investment advisory fee          40,413        39,438
Transfer agent and administrative
  expenses                       34,589        32,814
Securities registration and
  blue sky expenses               9,490         9,662
Auditing fees                     2,556         2,639
Trustees' fees                    1,500         1,500
Custodian fees                    1,823         1,812
Printing costs                    1,507         1,516
Fidelity bond                       720           709
Legal fees                          602           583
Custodian fees paid indirectly     (233)         (228)
Total expenses                   92,967        90,445

NET INVESTMENT INCOME           522,821       321,769

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  investments                     8,912       (44,628)
Net unrealized depreciation of
  investments                  (149,195)     (128,957)

NET LOSS ON INVESTMENTS        (140,283)     (173,585)

TOTAL INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS    $ 382,538     $ 148,184

The Notes to Financial Statements are an integral part of these statements.

Statements of Changes in Net Assets
For the Years Ended March 31

                               High Yield Fund        Government Fund
                               1997        1996       1997          1996

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

Net investment income       $ 522,821 $  584,431  $ 321,769     $ 352,814
Net realized gain (loss)
 on investments                 8,912    167,400    (44,628)      253,063
Net unrealized appreciation
 (depreciation) of
 investments                 (149,195)    53,681   (128,957)     (111,252)

Total increase in net assets
 resulting from operations    382,538    805,512    148,184       494,625


DISTRIBUTIONS TO SHAREHOLDERS

From net investment income  (522,821)   (584,431)  (321,769)     (352,814)

CAPITAL SHARE TRANSACTIONS
 (Note 7)                   (395,943)   (157,381)  (890,892)     (938,698)

TOTAL INCREASE (DECREASE)
 IN NET ASSETS              (536,226)     63,700 (1,064,477)     (796,887)

NET ASSETS

Beginning of year          6,790,087   6,726,387  6,856,102     7,652,989
End of year              $ 6,253,861 $ 6,790,087$ 5,791,625   $ 6,856,102

Financial Highlights

Selected data for a share outstanding throughout each year:

High Yield Fund
              Year ended March 31,
              [C]    [C]    [C]    [C]    [C]    [C]
              1997*  1996   1995   1994   1993   1992
Net asset
value
beginning
of period    $ 7.162  6.938  7.285  7.455  7.255  6.775

Net
investment
income       $0.574  0.608  0.597  0.606  0.674  0.689

Net
realized &
unrealized
gains
(losses) on
securities  $(0.153) 0.224 (0.347)(0.170) 0.200  0.480

Total from
investment
operations    $0.421 0.832  0.250  0.436  0.874  1.169

Distributions
from net
investment
income      $(0.574)(0.608)(0.597)(0.606)(0.674)(0.689)

Distributions
from capital
gains        $   --    --     --     --     --     --

Total
Distributions$(0.574)(0.608)(0.597)(0.606)(0.674)(0.689)

Net asset
value end
of period    $7.009  7.162  6.938  7.285  7.455  7.255

Total
Return        6.06%  12.32%  3.75%  5.89% 12.69% 18.08%

Net assets
at end of
period
(thousands)   $6,254 6,790  6,726  7,702  7,329  6,456

Ratio of
expenses to
average net
assets1       1.44%  1.60%  1.52%  1.54%  1.52%  1.54%

Net
investment
income to
average
net assets    8.07%  8.47%  8.56%  8.02%  9.26%  9.95%

Portfolio
turnover       95%    237%   243%   251%    73%   124%

Government Fund
                            Year ended March 31,
              [C]    [C]    [C]    [C]    [C]    [C]
              1997*  1996   1995   1994   1993   1992
Net asset
value
beginning
of period    $ 9.705  9.551  9.695 10.621 10.300 10.119

Net
investment
income        $0.489  0.472  0.391  0.363  0.501  0.654

Net
realized &
unrealized
gains
(losses) on
securities    $(0.271)0.154 (0.144)(0.151) 0.854  0.222

Total from
investment
operations    $0.218  0.626  0.247  0.212  1.355  0.876

Distributions
from net
investment
income       $(0.489)(0.472)(0.391)(0.363)(0.501)(0.654)

Distributions
from capital
gains        $   --    --     --   (0.775)(0.533)(0.041)

Total
Distributions$(0.489)(0.472)(0.391)(1.138)(1.034)(0.695)

Net asset
value end
of period    $ 9.434  9.705  9.551  9.695 10.621 10.300

Total
Return        2.29%   6.56%  2.67%  1.95% 13.96%  8.84%

Net assets
at end of
period
(thousands)  $5,792   6,856  7,653  8,576  9,734  7,375

Ratio of
expenses to
average net
assets        1.43%   1.59%  1.52%  1.54%  1.52%  1.53%

Net
investment
income to
average
net assets1   5.09%   4.77%  4.12%  3.53%  4.78%  6.28%

Portfolio
turnover        17%    190%   318%   287%   357%   123%

1For the year ended March 31, 1996 and thereafter, ratio reflects custodian fees paid indirectly (Note 3).
* Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers Finance Investment
Management Corp. (See Note 3).

The Notes to Financial Statements are an integral part of these statements.

Mosaic Income Trust
Notes to Financial Statements
March 31, 1997

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust"), formerly known as GIT Income Trust, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains two separate funds whose principal objectives are to obtain high current income. The High Yield Fund, formerly known as the Maximum Income Portfolio, invests in long-term debt securities which may include securities rated as low as "Caa" or "CCC" by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively. The Government Fund invests in securities of the U. S. Government and its agencies.
Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, if determined to approximate market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Repurchase Agreements are valued at amortized cost, which approximates market value.
Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are accrued as earned.
Dividends: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Capital gains distributions, if any, are declared and paid twice annually at calendar and fiscal year end. Additional distributions may be made if necessary.
Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each fund is distributed to its shareholders, and therefore no federal income tax provision is required. As of March 31, 1997, the High Yield and Government Funds had available for federal income tax purposes unused capital loss carryovers of $2,328,476, expiring from March 31, 1998 through March 31, 2003, and $358,054, expiring March 31, 2003 through March 31, 2004, respectively.
Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.
Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3.  Investment Advisory Fees and Other Transactions with Affiliates.
The Investment Advisor to the Trust, Bankers Finance Advisors, LLC ("the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of each of the Trust's portfolios; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Advisor purchased the investment management assets of Bankers Finance Investment Management Corp. ("BFIMC"), the Trust's previous investment advisor, effective July 31, 1996.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses. For the year ended March 31, 1997, outside Trustee fees were $1,500 for each Fund.

4. Other Expenses. With the exception of certain expenses of the Trust payable by it directly, all support services are provided to the Trust under a services agreement between the Trust and the Advisor, pursuant to which such services are provided for amounts not exceeding the cost to the Advisor. Common expenses incurred by the Trust, Mosaic Tax-Free Trust, Mosaic Government Money Market Trust and Mosaic Equity Trust ("the Trusts") are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trusts. For the year ended March 31, 1997, operating expenses of $52,554 for the High Yield Fund and $51,007 for the Government Fund have been reimbursed to the Advisor under the Services Agreement. To the extent the Trust had incurred expenses for which BFIMC, the previous advisor, was not reimbursed as of July 31, 1996, such expenses from prior years will not be billed to the Trust by the Advisor.

Fees are reduced under an expense offset arrangement with the Trust's custodian. The amount of the expense offset for the year ended March 31, 1997 was $233 for the High Yield Fund and $228 for the Government Fund.

5.  Net Assets.  At March 31, 1997, net assets include the following:

                                    High Yield    Government
                                    Fund          Fund

Net paid in capital on shares of
  beneficial interest               $ 8,703,445   $ 6,357,285
Accumulated net realized losses      (2,328,476)     (358,054)
Net unrealized depreciation
  of investments                       (121,108)     (207,606)

Total net assets                    $ 6,253,861   $ 5,791,625

The High Yield Fund reclassified $225,773 from "accumulated net realized losses" to "paid in capital" as a result of permanent book and tax differences relating to expired capital loss carryovers. The reclassification had no impact on net asset value.

6. Investment Transactions. Purchases and sales of securities other than short-term securities for the year ended March 31, 1997 were as follows:

                                     High Yield   Government
                                     Fund         Fund

Purchases                            $ 5,626,890  $ 1,011,908
Sales                                  6,181,685    1,867,633

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the years ended March 31 were as follows:

             High Yield Fund        Government Fund
             1997         1996      1997       1996

In Dollars
Shares sold $1,219,205 $1,935,692   $517,989   $754,345
Shares issued
 in reinvestment
 of dividends  432,108    470,973    298,946    328,159
Total shares
 issued      1,651,313  2,406,665    816,935  1,082,504
Shares
 redeemed   (2,047,256)(2,564,046)(1,707,827)(2,021,202)
Net decrease $(395,943) $(157,381) $(890,892) $(938,698)

In Shares
Shares sold    171,378    270,513     54,150     76,059
Shares issued in
 reinvestment of
 dividends      60,737     65,664     31,219     33,140
Total shares
 issued        232,115    336,177     85,369    109,199
Shares
 redeemed     (287,940)  (357,676)  (177,975)  (204,022)
Net decrease   (55,825)   (21,499)   (92,606)   (94,823)

Telephone Numbers
Shareholder Service
Washington, DC area: 703 528-6500
Toll-free nationwide: 1 888 670-3600
Mosaic Tiles (24 hours automated information)
Toll-free nationwide: 1 800 336-3063

The Mosaic Family of Mutual Funds
Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Equity Income/Balanced Fund
Mosaic Mid-Cap Growth Fund
Mosaic Worldwide Growth Fund

Mosaic Income Trust
Mosaic High Yield Fund
Mosaic Government Fund

Mosaic Tax-Free Trust
Mosaic Tax-Free Arizona Fund
Mosaic Tax-Free Maryland Fund
Mosaic Tax-Free Missouri Fund
Mosaic Tax-Free Virginia Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money.

1655 Ft. Myer Drive, 10th floor
Arlington, Virginia  22209-3108
http://www.mosaicfunds.com